SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                      --------------------

                            FORM 8-K
                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934
                      --------------------


        Date of Report (Date of earliest event reported):
                        FEBRUARY 18, 1997


                         L.A. GEAR, INC.
     (Exact name of registrant as specified in its charter)


                           CALIFORNIA
         (State or other jurisdiction of incorporation)


                             1-10157
                    (Commission File Number)


                           95-3375118
                (IRS Employer Identification No.)


   2850 OCEAN PARK BOULEVARD, SANTA MONICA, CALIFORNIA  90405
      (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code:
                         (310) 452-4327

                         NOT APPLICABLE
  (Former name or former address, if changed since last report)

            =========================================

                       Page 1 of 11 pages.
              The exhibit index appears on page 4.

Item 5.  Other Events.
         ------------

     On February 18, 1997, L.A. Gear California, Inc. ("Borrower"), a wholly-owned subsidiary of L.A. Gear, Inc. (the "Company"), entered into the Eighth Amendment to Loan and Security Agreement effective as of November 30, 1996 (the "Eighth Amendment"), which amends the Loan and Security Agreement, dated as of November 22, 1993, by and between Borrower and BankAmerica Business Credit, Inc. ("Lender"), as amended to date (the "Loan Agreement"), pursuant to which Lender provides to Borrower a revolving line of credit facility for loans and letters of credit. Capitalized terms used herein, if not otherwise defined, shall have the meanings ascribed to such terms in the Loan Agreement.

     The Eighth Amendment amends the Loan Agreement to, among other things (a) shorten the term of the Loan Agreement to May 31, 1998; (b) reduce the maximum amount available for aggregate loans and letters of credit at any time under the credit facility from $50 million to $25 million; (c) decrease the amount of aggregate cash borrowings permitted to be outstanding at any time from $20 million to $10 million; (d) revise the aggregate borrowing availability calculation, including the elimination of a reserve against availability; (e) reduce the minimum Adjusted Tangible Net Worth required under the Loan Agreement to $40 million; and (f) increase certain fees payable to the Lender.

     The foregoing description of the Eighth Amendment is qualified in its entirety by reference to the full text of the Eighth Amendment, filed as Exhibit 99.12 hereto and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)   Financial Statements of Business Acquired.
                Not applicable.

          (b)   Pro Forma Financial Information.
                Not applicable.

          (c)   Exhibits.

          99.12 Eighth Amendment to Loan and Security
                Agreement, effective as of November 30, 1996, by and between L.A. Gear California, Inc. and BankAmerica Business Credit, Inc.

                           SIGNATURES
                           ----------

          Pursuant to the requirements of the Securities
Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  L.A. GEAR, INC.



Dated:  February 20, 1996         By:   Victor J. Trippetti
                                     -------------------------
                                     Victor J. Trippetti
                                     Senior Vice President and
                                     Chief Financial Officer


                          EXHIBIT INDEX
                          -------------

  Exhibit                                                Page
    No.               Document                           No.
  -------             --------                           ----

  99.12        Eighth Amendment to Loan and Security
               Agreement, effective as of November 30,
               1996 by and between L.A. Gear California,
               Inc. and BankAmerica Business Credit,
               Inc.                                       5


         EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

     This Eighth Amendment to Loan and Security Agreement
("Amendment") is entered into effective as of November 30, 1996, by and between L. A. Gear California, Inc., a California corporation ("Borrower"), and BankAmerica Business Credit, Inc., a Delaware corporation ("Lender").

     WHEREAS, Lender and Borrower entered into a certain Loan and Security Agreement, dated as of November 22, 1993, as amended by: a First Amendment to Loan and Security Agreement, dated as of May 31, 1994; a Second Amendment to Loan and Security Agreement dated as of August 31, 1994; a Third Amendment to Loan and Security Agreement dated as of January 25, 1995; a Fourth Amendment to Loan and Security Agreement dated as of February 28, 1995; a Fifth Amendment to Loan and Security Agreement, dated as of May 31, 1995; a Sixth Amendment to Loan and Security Agreement, dated as of November 30, 1995; and a Seventh Amendment to Loan and Security Agreement dated as of August 31, 1996 (the Loan and Security Agreement, as amended and supplemented, the "Agreement"). (Unless specifically defined herein, all capitalized terms shall be defined in accordance with the Agreement.), and

     WHEREAS, Borrower desires to amend the Agreement and Lender is willing to amend the Agreement, subject to the terms and conditions stated herein,

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound, the parties agree as follows.


                    SECTION ONE - AMENDMENTS
                    ------------------------

     1.1 Amendment of Recitals. The amount "$50,000,000," appearing in the first recital to the Loan Agreement is hereby deleted therefrom, and the amount "$25,000,000" is hereby substituted in lieu thereof.

     1.2  Amendment of "Availability".  The definition of
"Availability" in Section 1 of the Agreement is hereby amended in its entirety to read as follows:

          "'Availability' means (a) the lesser at any point in time of (i) $25,000,000, or (ii) the sum of (A) eighty percent (80%) of the Net Amount of Eligible Accounts ("Account Loans"), and (B) the lesser of (1) $10,000,000, or (2) thirty-five percent (35%) of the value of Eligible Inventory, valued at the lower of market value or cost (established on a "first-in, first-out" basis) ("Inventory Loans"); less (b) the sum of
     (i) the unpaid balance of Loans at that time; (ii) the aggregate undrawn face amount of all outstanding
     Letters of Credit which Lender has, or has caused to be, issued or obtained for Borrower's account other than Cash Secured Letters of Credit; (iii) reserves for accrued interest on the Loans; (iv) the amount by which outstanding Guaranties of Debt of Foreign Affiliates exceed 25,000,000, (v) the amount by which outstanding Intercompany Accounts exceeds $65,000,000 in the aggregate, (vi) the Foreign Exchange Reserve, and (vii) all other reserves which Lender in its Discretion deems necessary and desirable to maintain with respect to Borrower's account, including, without limitation, any amounts which Lender may reasonably be expected to be obligated to pay in the future for the account of Borrower. Notwithstanding the foregoing, the maximum Obligations outstanding based on the Eligible Imported Inventory shall not at any time exceed $2,000,000 and the maximum Inventory Loans outstanding shall not at any time exceed the Account Loans then outstanding."

     1.3  Amendment of "Direct Deposit and Overdraft Reserve".
The definition of "Direct Deposit and Overdraft Reserve" in
Section 1 of the Agreement is hereby deleted.

     1.4 Amendment of "Foreign Exchange Reserve". The definition of "Foreign Exchange Reserve" in Section 1 of the Agreement is hereby amended in its entirety to read as follows:

          "'Foreign Exchange Reserve' means, from February
     14, 1997 through April 30, 1997, the amount of
     $500,000; and from May 1, 1997 through May 30, 1997,
     the amount of $250,000; and thereafter zero."

     1.5  Amendment of "Minimum Excess Availability Reserve".
The definitions of "Minimum Excess Availability Reserve" in
Section 1 of the Agreement is hereby deleted.

     1.6  Amendment of "Eligible Inventory".  The definition of
"Eligible Inventory" in Section 1 of the Agreement is hereby amended in its entirety to read as follows:

          "'Eligible Inventory' means finished goods
     Inventory meeting Borrower's or Parent's manufacturing specifications that (a) is located on premises owned or leased by Borrower or Parent (and in the case of leased premises, a landlord's consent which is acceptable to Lender has been executed by the landlord and delivered to Lender); (b) is not in transit to Borrower; (c) upon which Lender has a first priority perfected security interest; (d) which Borrower has not owned for a period in excess of six (6) months; (e) is not spare parts, packaging and shipping materials, supplies, bill-and-hold Inventory or defective Inventory, or Inventory delivered to Borrower on consignment, (f) does not consist of promotional items; and (g) Lender otherwise deems eligible as the basis for Loans based on such other credit and collateral considerations as Lender may from time to time establish in its Discretion. Notwithstanding the foregoing, Inventory that is being imported and that is payable by presentment of a letter of credit issued pursuant to this Agreement, and that would be Eligible Inventory except for the terms of clauses (a) and (b) above ("Eligible Imported Inventory"), will be Eligible Inventory if Lender is named as consignee on the applicable bill of lading or other similar document of title, such bill of lading or document has been delivered to Lender, and the Inventory is subject to insurance acceptable to Lender."

      1.7 Amendment of Section 2.1.  The amount "$50,000,000" in
Section 2.1 of the Agreement is hereby deleted therefrom, and the amount "$25,000,000" is hereby substituted in lieu thereof.

      1.8 Amendment of Section 2.2.  The amount "$50,000,000" in
Section 2.2 of the Agreement is hereby deleted therefrom, and the amount "$25,000,000" is hereby substituted in lieu thereof.

      1.9 Amendment of Section 2.2(a).  The last sentence of
Subsection 2.2(a) of the Agreement is hereby amended in its entirety to read as follows:

     "Notwithstanding any other provision of this Agreement to the contrary, the aggregate unpaid amount of the Reference Rate Loans shall not, at any time, exceed
     $10,000,000."

     1.10 Amendment of Section 2.3(b). The amount "$50,000,000" in Subsection 2.3(b) of the Agreement is hereby deleted therefrom, and the amount "$25,000,000" is hereby substituted in lieu thereof.

     1.11 Amendment of Section 3.3. Section 3.3 of the Agreement is hereby amended in its entirety to read as follows:

          "3.3 Letter of Credit Fees. Borrower will pay to Lender a commission of (i) one percent (1%) per annum of the outstanding Cash Secured Letters of Credit, and
     (ii) two percent (2%) of the outstanding Borrowing Base Letters of Credit. Letter of credit fees shall be calculated on the basis of a year of 360 days for actual days elapsed. This fee would be payable monthly in arrears and would be in addition to reimbursement by Borrower of the issuing institution's fees for issuing, amending, negotiating, and processing letters of credit."

     1.12 Amendment of Section 3. Section 3 of the Agreement is hereby amended by the addition of a new Section 3.5 to read as follows:

          "3.5 Maintenance Fee. Borrower will pay Lender a maintenance fee of $50,000 each month beginning on June
     1, 1997 and continuing thereafter on the first day of each month."

     1.13 Amendment of Section 9.18.  Section 9.18 of the
Agreement is hereby amended in its entirety to read as follows:

          "9.18 Adjusted Tangible Net Worth. Borrower will not permit Adjusted Tangible Net Worth to be less than $40,000,000 as of November 30, 1996 and as of the last day of each Fiscal Quarter thereafter."

     1.14 Amendment of Section 12.  (a)  The first sentence of
Section 12 of the Agreement is hereby amended in its entirety to read as follows:

     "The initial term of this Agreement shall terminate on May
31, 1998."

     1.15 Amendment of Section 12.  The fourth sentence of
Section 12 of the Agreement is hereby amended in its entirety to read as follows:

     "Borrower may also terminate this Agreement at any time during its initial term or any successive renewal term if (a) it gives Lender thirty (30) days prior written notice of termination by registered or certified mail and (b) it pays and performs all Obligations on or prior to the effective date of termination."


          SECTION TWO - REPRESENTATIONS AND WARRANTIES
          --------------------------------------------

     2.1 Acknowledgment of Borrower. Borrower hereby represents and warrants that the execution and delivery of this Amendment and compliance by Borrower with all of the provisions of this Amendment (a) are within the powers and purposes of Borrower; (b) have been duly authorized or approved by Borrower; and (c) constitute the valid and binding obligation of Borrower, enforceable in accordance with its terms. Borrower reaffirms its obligation to pay all amounts due Lender under the Agreement in accordance with and subject to the terms thereof as modified hereby.

     2.2 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, including, without limitation, all financial covenants contained therein, are ratified and confirmed and shall continue in full force and effect. Lender and Borrower agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.


                   SECTION THREE - CONDITIONS
                   --------------------------

     3.1 Conditions Precedent. This Amendment shall become binding upon Borrower and Lender upon Borrower delivering this Amendment to the Lender, executed by a duly authorized representative of Borrower, and the ratification of the guaranties by the guarantors.


                  SECTION FOUR - MISCELLANEOUS
                  ----------------------------

     4.1 Borrower acknowledges and agrees that the Lender (i) as of this date will no longer arrange for the Borrower to obtain automated clearing house transfer of funds and overdrafts from Bank of America and (ii) will not on and after this date arrange for any new foreign exchange contracts to be opened for the benefit of Borrower by Bank of America.

     4.2 Agreement Unmodified. Except as otherwise specifically modified by this Amendment, all terms and provisions of the Agreement remain unmodified and in full force and effect.

     4.3 Total Agreement. This Amendment, and all other agreements referred to herein or delivered in connection herewith, shall constitute the entire agreement between the parties relating to the subject matter hereof, shall rescind all prior agreements and understandings between the parties hereto relating to the subject matter hereof, and shall not be changed or terminated orally.

     4.4 Severability. To the extent any provision of this Amendment is not enforceable under applicable law, such provision shall be deemed null and void and shall have no effect on the remaining portions of the Amendment.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                              L.A. GEAR CALIFORNIA, INC.


                              By:  Victor J. Trippetti
                                 ---------------------------
                              Name:  Victor J. Trippetti
                              Title: Senior Vice President
                                     and Chief Financial Officer


                              BANKAMERICA BUSINESS CREDIT, INC.


                              By:  Stephen King
                                 ---------------------------
                              Name:  Stephen King
                              Title: Vice President


                    RATIFICATION OF GUARANTY
                    ------------------------

     Raegal Finance, Inc. hereby consents to the foregoing and confirms that its Guaranty dated as of November 22, 1993 in favor of BankAmerica Business Credit, Inc. relating to the obligations of L.A. Gear California, Inc. remains unmodified and in full force and effect.

                              RAEGAL FINANCE, INC.,
                              a Texas corporation


                              By:  Victor J. Trippetti
                                 ---------------------------
                              Name:  Victor J. Trippetti
                              Title: Vice President



     L.A. Gear, Inc. hereby consents to the foregoing and confirms that its Guaranty dated as of November 22, 1993 in favor of BankAmerica Business Credit, Inc. relating to the obligations of L.A. Gear California, Inc. remains unmodified and in full force and effect.

                              L.A. GEAR, INC.


                              By:  Victor J. Trippetti
                                 ---------------------------
                              Name:  Victor J. Trippetti
                              Title: Vice President